                                                                    EXHIBIT 10.9

                                                                  EXECUTION COPY

                                PARENT GUARANTY

                         Dated as of September 30, 1999

                                      From

                              BMAC HOLDINGS, INC.,

                                 as Guarantor,
                                 -- ---------

                                  in favor of

                       THE SECURED PARTIES REFERRED TO IN
                    THE CREDIT AGREEMENT REFERRED TO HEREIN

                               TABLE OF CONTENTS
                               -----------------

Section                                                                   Page
Section 1.    Guaranty                                                       1

Section 2.    Guaranty Absolute                                              1

Section 3.    Waivers and Acknowledgments                                    2

Section 4.    Subrogation                                                    3

Section 5.    Payments Free and Clear of Taxes, Etc                          3

Section 6.    Representations and Warranties                                 5

Section 7.    [Intentionally Omitted.]                                       6

Section 8.    [Intentionally Omitted.]                                       6

Section 9.    Amendments, Etc                                                6

Section 10.   Notices, Etc                                                   6

Section 11.   No Waiver; Remedies                                            6

Section 12.   Right of Set-off                                               7

Section 13.   Continuing Guaranty; Assignments under the Credit Agreement    7

Section 14.   Execution in Counterparts                                      7

Section 15.   Governing Law; Jurisdiction; Waiver of Jury Trial, Etc         7

                                 PARENT GUARANTY


          PARENT GUARANTY dated as of September 30, 1999 made by BMAC Holdings, Inc., a Delaware corporation (the "Guarantor"), in favor of the Secured Parties
                                   ---------
(as defined in the Credit Agreement referred to below).

          PRELIMINARY STATEMENT. Better Minerals & Aggregates Company, a Delaware corporation formerly known as "USS Intermediate Holdco, Inc." (the "Borrower"), the Guarantor and George F. Pettinos (Canada) Limited, a
---------
corporation organized and existing under the laws of Ontario Canada (the "Canadian Borrower"), have entered into a Credit Agreement dated as of September
------------------
30, 1999 (said agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Credit Agreement"; the terms defined therein and
                              ----------------
not otherwise defined herein being used herein as therein defined), with certain Lender Parties party thereto and Banque Nationale de Paris, as Agent for such Lender Parties and as Swing Line Bank and Initial Issuing Bank. It is a condition precedent to the making of Advances, the purchasing, accepting or renewing of a Bankers' Acceptance and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement and the entry by the Hedge Banks into Bank Hedge Agreements with the Loan Parties from time to time that the Guarantor shall have executed and delivered this Guaranty.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and Drawings and to issue Letters of Credit under the Credit Agreement from time to time and the Hedge Banks to enter into Bank Hedge Agreements with the Loan Parties from time to time, the Guarantor hereby agrees as follows:

          Section 1.  Guaranty.  The Guarantor hereby unconditionally and
                      --------
irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Loan Parties now or hereafter existing under the Loan Documents, whether for principal, interest, fees, expenses or otherwise (such Obligations being the "Guaranteed
                                                                   ----------
Obligations").  Without limiting the generality of the foregoing, the
-----------
Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower or the Canadian Borrower to the Agent or any other Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Borrower or such Canadian Borrower.

          Section 2.  Guaranty Absolute.  The Guarantor guarantees that the
                      -----------------
Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any other Secured Party with respect thereto. The Obligations of the Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower, the Canadian Borrower or any other Loan Party or whether the Borrower, the Canadian Borrower or any other Loan Party is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and the Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

          (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower, the Canadian Borrower or any of their Subsidiaries or otherwise;

          (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

          (d) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents or any other assets of the Borrower, the Canadian Borrower or any of their Subsidiaries;

          (e) any change, restructuring or termination of the corporate structure or existence of the Borrower, the Canadian Borrower or any of their Subsidiaries;

          (f) any failure of any Secured Party to disclose to the Borrower, the Canadian Borrower, the Guarantor or any other Loan Party any information relating to the financial condition, operations, properties or prospects of any other Loan Party now or in the future known to any Secured Party (the Guarantor waiving any duty on the part of the Secured Parties to disclose such information); or

          (g) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agent or any other Secured Party that might otherwise constitute a defense available to, or a discharge of, the Borrower, the Canadian Borrower, the Guarantor, any other Loan Party or any other guarantor or surety.

          This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower, the Canadian Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

          Section 3.  Waivers and Acknowledgments.  (a)  The Guarantor hereby
                      ---------------------------
waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Agent or any other Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Borrower, the Canadian Borrower or any other Person or any Collateral.

          (b) The Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

          (c) The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this Section 3 are knowingly made in contemplation of such benefits.

          Section 4.  Subrogation.  The Guarantor will not exercise any rights
                      -----------
that it may now or hereafter acquire against the Borrower, the Canadian Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of the Guarantor's Obligations under this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent or any other Secured Party against any Loan Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations constituting an Advance or Drawing and all other Guaranteed Obligations or amounts payable under this Guaranty shall have been paid in full in cash, all Bank Hedge Agreements shall have expired or terminated and the Commitments shall have expired or terminated. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the later of (i) the Termination Date and (ii) the expiration or termination of all Bank Hedge Agreements, such amount shall be held in trust for the benefit of the Agent and the other Secured Parties and shall forthwith be paid to the Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents. If (i) the Guarantor shall make payment to the Agent or any other Secured Party of all or any part of the Guaranteed Obligations, (ii) all of the

Guaranteed Obligations payable under this Guaranty shall be paid in full in cash and (iii) the Termination Date shall have occurred and all Bank Hedge Agreements shall have expired or terminated, the Agent and the other Secured Parties will, at the Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Obligations resulting from such payment by the Guarantor.

          Section 5.  Payments Free and Clear of Taxes, Etc.  (a)  Any and all
                      -------------------------------------
payments by the Guarantor hereunder shall be made, in accordance with Section
2.14 of the Credit Agreement, free and clear of and without deduction or withholding for any and all Taxes. If the Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender Party or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions applicable to additional sums payable under this Section 5) such Lender Party or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions or withholdings been made,
(ii) the Guarantor shall make such deductions or withholdings and (iii) the Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) In addition, the Guarantor shall pay any Other Taxes.

          (c) The Guarantor shall indemnify each Lender Party and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this
Section 5 paid by such Lender Party or the Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender Party or the Agent (as the case may be) makes written demand therefor and provides the Guarantor with evidence of such liability reasonably satisfactory to the Guarantor.

          (d) Within 30 days after the date of any payment of Taxes, the Guarantor shall furnish to the Agent, at its address referred to in Section 8.02 of the Credit Agreement, the original receipt of payment thereof, a certified copy of such receipt or other evidence of payment reasonably acceptable to the Agent. In the case of any payment hereunder by or on behalf of the Guarantor through an account or branch outside the United States or on behalf of the Guarantor by a payor that is not a United States person, if the Guarantor determines that no Taxes are payable in respect thereof, the Guarantor shall furnish, or shall cause such payor to furnish, to the Agent, at such address, an opinion of counsel acceptable to the Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States person" shall have the meanings specified in
--------------       --------------------
Section 7701 of the Internal Revenue Code.

          (e) Each Lender Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of the Credit Agreement in the case of each Initial Lender or the Initial Issuing Bank, as the case may be, and on the date of the Assignment and Acceptance pursuant to which it became a Lender Party in the case of each other Lender Party, and from time to time thereafter if requested in writing by the Guarantor or the Agent (but only so long thereafter as such Lender Party remains lawfully able to do so and in any event prior to the date of the first payment to such Lender Party hereunder), provide the Agent and the Guarantor with two duly completed and executed copies of Internal Revenue Service (the "IRS") Form 1001 or 4224, as appropriate, or any successor
                      ---
form prescribed by the IRS, certifying (if it is the case) that such Lender Party is exempt from or is entitled to a reduced rate of United States withholding tax on payments pursuant to this Guaranty or in respect of any Bankers' Acceptances or to the extent permitted by law, as an alternative to such Form 1001 or 4224, each such Lender Party may provide the Guarantor and the Agent with two duly completed and executed copies of IRS Form W-8, or any successor form prescribed by the IRS, certifying that such Lender Party is exempt from United States federal withholding tax pursuant to Section 871(h) or
Section 881(c) of the Internal Revenue Code, together with an annual certificate in form and substance satisfactory to the Guarantor or the Agent stating that such Lender Party is not a "person" described in Section 871(h)(3) or 881(c)(3) of the Internal Revenue Code. If the forms provided by a Lender Party at the time such Lender Party first becomes a party to the Credit Agreement indicate a tax rate with respect to Home Jurisdiction Withholding Tax in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate form certifying that a lesser rate applies, whereupon such withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided,
                                                                  --------
however, that, if at the date of the Assignment and Acceptance pursuant to
-------
which a Lender Party becomes a party to this Guaranty, the Lender Party assignor was entitled to payments under subsection (a) in respect of Home Jurisdiction Withholding Tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) Home Jurisdiction Withholding Tax, if any, applicable with respect to the Lender Party assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information not substantially similar to the information necessary to compute the tax payable and information required on the date hereof by IRS Form 1001 or 4224, and which a Lender Party reasonably considers to be confidential, the Lender Party shall give notice thereof to the Guarantor and shall not be obligated to include in such form or document such confidential information.

          (f) For any period with respect to which a Lender Party has failed to provide the Guarantor with the appropriate form described in subsection (e) duly completed and executed (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under subsection (e) above), such Lender Party shall not be entitled to indemnification under subsection (a) or
(c) of this Section 5 with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender Party become
                        --------  -------
subject to Taxes because of its failure to deliver a form required hereunder, the Guarantor shall take such steps as such Lender Party shall reasonably request at such Lender Party's sole expense to assist such Lender Party to recover such Taxes.

          (g) Any Lender Party claiming additional amounts payable pursuant to this Section 5 shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to file any certificate or document requested by the Guarantor or to change the jurisdiction of its Applicable Lending Office if the making of such filing or change would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue and would not, in the sole judgment of such Lender Party, be disadvantageous to such Lender Party.

          (h) If any Lender Party receives a refund of any Taxes or Other Taxes paid by the Guarantor pursuant to Section 5(a), Section 5(b), or Section 5(c), such Lender Party shall, within 30 days of such receipt, pay to the Guarantor the amount so received, net of all out-of-pocket expenses of such Lender Party with respect thereto, provided, however, that such Lender Party shall (i) be
                      --------  -------
required to pay to the Guarantor only such amounts as such Lender Party, in its sole discretion, determines is attributable to Taxes or Other Taxes paid by the Guarantor pursuant to Section 5(a), Section 5(b) or Section 5(c), and (ii) have the sole discretion to determine whether to contest the imposition of any Taxes or Other Taxes, regardless of whether such Taxes or Other Taxes were correctly or legally asserted.

          Section 6.  Representations and Warranties.  The Guarantor hereby
                      -------------------------------
represents and warrants as follows:

          (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed is not reasonably expected to have a Material Adverse Effect and (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted, except to the extent that the failure to do so is not reasonably expected to have a Material Adverse Effect.

          (b) The execution, delivery and performance by the Guarantor of this Guaranty are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Guarantor's charter or bylaws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934), rule, regulation (including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any loan agreement, contract, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Guarantor, any of its Subsidiaries or any of its or their properties, the effect of which conflict, breach or default is reasonably likely to have a Material Adverse Effect or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Guarantor or any of its Subsidiaries. The Guarantor is not in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which is reasonably expected to have a Material Adverse Effect.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by the Guarantor of this Guaranty and (ii) the exercise by the Agent, any Lender Party or any Hedge Bank or any Lender Party of its rights under this Guaranty.

          (d) This Guaranty has been duly executed and delivered by the Guarantor. This Guaranty is the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally.

          (e) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

          (f) The Guarantor has, independently and without reliance upon the Agent, any Lender Party or any Hedge Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

          (g) The Guarantor owns no material assets other than the Pledged Shares (as defined in the Parent Guarantor Security Agreement).

          Section 7.  [Intentionally Omitted.]

          Section 8.  [Intentionally Omitted.] .

          Section 9.  Amendments, Etc.  No amendment or waiver of any provision
                      ----------------
of this Guaranty and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that any provision of this Guaranty may be amended or
       --------  -------
waived in accordance with Section 8.01 of the Credit Agreement.

          Section 10.  Notices, Etc.  All notices and other communications
                       -------------
provided for hereunder shall be in writing (including telegraphic or telecopy communication) and mailed, telegraphed, telecopied or delivered to it, if to the Guarantor, addressed to it at c/o D. George Harris & Associates, Inc., 399 Park Avenue, 32nd Floor, New York, NY 10022, Attention: Treasurer, telecopier number
(212) 207-6440, if to the Agent or any Lender Party, at its address specified in the Credit Agreement, if to any Hedge Bank, at its address specified in the Bank Hedge Agreement to which it is a party, or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telegraphed, telecopied or delivered, be effective when received by the addressee.

          Section 11.  No Waiver; Remedies.  No failure on the part of the
                       --------------------
Agent or any other Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          Section 12.  Right of Set-off.  Upon (a) the occurrence and during
                       ----------------
the continuance of any Event of Default and (b) either the making of the request or the granting of the consent specified by Section 6.01 of the Credit Agreement to authorize the Agent to declare the Advances and all other amounts payable under the Credit Agreement and the other Loan Documents to be due and payable pursuant to the provisions of said Section 6.01 or making of the demand specified by Section 6.02 of the Credit Agreement requiring the Borrower to pay amounts in respect of Letters of Credit or the Canadian Borrower to pay amounts in respect of Bankers' Acceptances, each Lender Party and each of its respective affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such Affiliate to or for the credit or the account of the Guarantor against any and all of the Obligations of the Guarantor now or hereafter existing under this Guaranty, whether or not such Lender Party shall have made any demand under this Guaranty and although such Obligations may be unmatured. Each Lender Party agrees promptly to notify the Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender Party and its respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender Party and its respective Affiliates may have.

          Section 13.  Continuing Guaranty; Assignments under the Credit
                       -------------------------------------------------
Agreement.  This Guaranty is a continuing guaranty and shall (a) remain in full
---------
force and effect until the later of the payment in full in cash of the Guaranteed Obligations constituting an Advance and all other Guaranteed Obligations or amounts payable under this Guaranty and the later of (i) the Termination Date and (ii) the expiration or termination of all Bank Hedge Agreements, (b) be binding upon the Guarantor, its successors and assigns and
(c) inure to the benefit of and be enforceable by the Agent and the other Secured Parties and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in Section 8.07 of the Credit Agreement.

          Section 14.  Execution in Counterparts.  This Guaranty may be
                       -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty by telecopier shall be effective as delivery of a manually executed counterpart of this Guaranty.

          Section 15.  Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.
                       ------------------------------------------------------
(a) This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

          (b) The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and the Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party in the courts of any jurisdiction.

          (c) The Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. The Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) The Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents, the transactions contemplated thereby or the actions of the Agent or any other Secured Party in the negotiation, administration, performance or enforcement thereof.

          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              BMAC HOLDINGS, INC.

                                  By: /s/ Richard Nick
                                      ----------------------------------
                                      Name: Richard Nick
                                      Title: Vice President

                                                              EXHIBIT H TO THE

                                                              CREDIT AGREEMENT
                                                        AS SEPARATELY EXECUTED



                                PARENT GUARANTY

                         Dated as of September 30, 1999

                                      From

                              BMAC HOLDINGS, INC.,

                                 as Guarantor,
                                 -- ---------

                                  in favor of

                       THE SECURED PARTIES REFERRED TO IN
                    THE CREDIT AGREEMENT REFERRED TO HEREIN

                               TABLE OF CONTENTS
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
Section                                                                   Page
Section 1.    Guaranty                                                       1

Section 2.    Guaranty Absolute                                              1

Section 3.    Waivers and Acknowledgments                                    2

Section 4.    Subrogation                                                    3

Section 5.    Payments Free and Clear of Taxes, Etc                          3

Section 6.    Representations and Warranties                                 5

Section 7.    [Intentionally Omitted.]                                       6

Section 8.    [Intentionally Omitted.]                                       6

Section 9.    Amendments, Etc                                                6

Section 10.   Notices, Etc                                                   6

Section 11.   No Waiver; Remedies                                            6

Section 12.   Right of Set-off                                               7

Section 13.   Continuing Guaranty; Assignments under the Credit Agreement    7

Section 14.   Execution in Counterparts                                      7

Section 15.   Governing Law; Jurisdiction; Waiver of Jury Trial, Etc         7
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